Lyle B. Stewart, P.C.
                            3751 South Quebec Street
                             Denver, Colorado 80237
                             Telephone: 303-267-0920
                                Fax: 303-267-0922


December 30, 1999
United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549-1004

           Re:  Medix Resources, Inc.
                Commission File No. 0-24768
                Preliminary Proxy Material

Dear Sir or Madam:

     On behalf of my client, Medix Resources, Inc. (the "Corporation"), and pursuant to Rule 101(a)(1)(iii) under Regulation S-T promulgated by the U.S. Securities and Exchange Commission, we are filing herewith the preliminay copy of the Proxy Statement and form of Proxy Card relating to the upcoming special meeting of the Corporation, scheduled for February 14, 2000. The form of Proxy Card is attached at the end of the enclosed preliminary Proxy Statement. The Corporation intends to release the definitive Proxy Statement to its shareholders' on or about January 11, 2000. At that time, the Company will mail the definitive Proxy Statement to its shareholders and file a copy pursuant to Rule 101(a)(1)(iii).

     If you have any questions with respect to this filing or if comments are to be made regarding the enclosed material, please contact the undersigned at the telephone number above.




Very truly yours,

/s/ Lyle B. Stewart

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No.__ ]

Filed by Registrant [x]
Filed by a Party other than the Registrant [ ] Check the appropriate box:
      [x]  Preliminary Proxy Statement
      [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a- 11(c) or ss. 240.14a-12

                              Medix Resources, Inc.
                (Name of Registrant as Specified in Its Charter)

                             Medix Resources, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
    [x] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

        1) Title of each class of securities to which transaction applies:

        2) Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. Set forth amount on which filing fee is calculated and state how it was determined:

        4) Proposed maximum aggregate value of transaction:

        5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
        2)  Form Schedule or Registration Statement No.:
        3)  Filing Party:
        4)  Date Filed:

                              MEDIX RESOURCES, INC.
                        7100 E. Belleview Ave., Suite 301
                            Englewood, Colorado 80111

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 14, 1999


     NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of Medix Resources, Inc., a Colorado corporation (the "Company"), will be held at 7100 East Belleview, Suite 301, Englewood, Colorado, 80111 on Monday, February 14, 1999 at 10:00 a.m., local time, for the following purposes:

      1. To approve an amendment of the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to100,000,000; and

      2. To transact such other business as may properly come before the Special Meeting or any adjournments(s) thereof.

     The Board of Directors has fixed the close of business on January 10, as the record date (the "Record Date") for determining the Shareholders entitled to receive notice of, and to vote at, the Special Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON IF SUCH SHAREHOLDER HAS PREVIOUSLY RETURNED A PROXY.

                                By Order of the Board of Directors


                                David Kinsella
                                Secretary

Englewood, Colorado
January 11, 2000

                              MEDIX RESOURCES, INC.
                        7100 E. Belleview Ave., Suite 301
                            Englewood, Colorado 80111

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 14, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING
General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Medix Resources, Inc., a Colorado corporation (the "Company"), for use at the Special Meeting of Shareholders to be held on Monday, February 14, 2000 at
10:00 a.m., local time, or at any adjournment(s) thereof, for the purposes set forth herein and in an accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Company's office at 7100 East Belleview, Suite 301, Englewood, Colorado, 80111. The Company's telephone number is
(303) 741-2045. These proxy solicitation materials were mailed on or about January 14, 2000 to all Shareholders listed in the Shareholder records of the Company as of the Record Date (as that term is defined below). The Company will bear the cost of this solicitation.

Record Date and Share Ownership

     Shareholders of record at the close of business on January 10, 2000 (the "Record Date") are entitled to vote at the Special Meeting. At the Record Date, ___________ shares of the Company's common stock, $0.001 par value per share (the "Common Stock"), were outstanding. Shareholders holding at least one-third of all shares of Common Stock represented in person or by proxy, shall constitute a quorum for the transaction of business at the Special Meeting.

Revocability of Proxies

     Any Proxy given pursuant to this solicitation may be revoked by the person or entity giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Special Meeting and voting in person. An appointment of proxy is revoked upon the death or incapacity of the Shareholder appointing the proxy if the Secretary or other officer or agent of the Company who is authorized to tabulate votes receives notice of such death or incapacity before the proxy exercises his authority under the appointment.

Voting and Solicitation

     Each outstanding share of Common Stock shall be entitled to one (1) vote on each matter submitted to a vote at the Special Meeting. The proposed amendment to the Company's Articles of Incorporation increasing the Company's authorized shares of Common Stock will be approved by the shareholders if the number of votes cast for the proposed amendment exceeds the number of votes cast against the proposed amendment, assuming a quorum is present. Abstentions and broker non-votes shall be counted towards the presence of a quorum. However, they will not be counted and will have no effect in the voting on the proposed amendment. The principal executive offices of the Company are located at 7100 E. Belleview Ave., Suite 301, Englewood, Colorado 80111. In addition to the use of the mails, proxies may be solicited personally, by telephone or by facsimile, and the Company may reimburse brokerage firms and other persons holding shares of the Company's Common Stock in their names or in the names of their nominees, for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners.

Proposals to Be Brought Before the Special Meeting

     Proposals to be voted on at the Special Meeting include: (i) the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 100,000,000, which has been proposed by the Board of Directors; and (ii) the transaction of such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of December 23, 1999 by (i) each person known by the Company to own beneficially more than 5 % of the outstanding shares of Common Stock. (ii) each director and each named executive officers and
(iii) all executive officers and directors and nominees as a Group. Shares not outstanding but deemed beneficial1y owned by virtue of the right of any individual to acquire shares within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and investment power with respect to the shares shown, except as noted.

Name, Address and Position        Number of Shares     Percentage of Class
--------------------------      --------------------  ---------------------

John P. Yeros, Executive           2,589,768(1)               7.7%
 Officer and Diretor
 7100 East Belleview
 Ave, Suite 301,
 Englewood, Colorado
 80111

Samuel H. Havens,                  200,000(2)                 0.6%
 Director
 151 Noe Avenue
 Chatham, New Jersey
 07928

John T. Lane, Director             550,000(2)                 1.6%
 94 Sixth Street
 Garden City, New York
 11530

Dr. Brian McLean,                  621,914(1)                 1.8%
 Director
 660 Madison Avenue
 New York, New York
 10021

John R. Prufeta,
 Executive Officer and             762,500(2)                 2.3%
 Director
 305 Madison Avenue
 New York, New York
 10165

Thomas J. Oberle,                  483,250(2)                 1.4%
 Director
 7100 East Belleview
 Ave, Suite 301,
 Englewood, Colorado
 80111.

Dr. David Skinner,                 200,000(2)                 0.6%
 Director
 525 East 68th Street
 New York, New York
 10021

All directors and executive
 officers                          6,179,932                 18.3%
 as a group (8 persons)
-------------------

(1) The number of shares beneficially owned by Mr. Yeros includes 2,459,768 shares subject to currently exercisable warrants and options or the conversion of convertible preferred stock, and by Dr, McLean includes 350,000 shares subject to currently exercisable warrants and options or the conversion of convertible preferred stock.

(2) All shares beneficially owned by these individuals can be currently acquired by the exercise of stock options and warrants or the conversion of convertible preferred stock.

               ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION

     The Board of Directors has determined that it is in the best interest of the Company to amend the Company's Articles of incorporation to increase the number of authorized shares of the Company's Common Stock from 50,000,000 to 100,000,000. The text of the proposed Articles of Amendment is attached hereto as Exhibit A. As of December 23, 1999, there are 27,442,691 shares of the Company's Common Stock outstanding, leaving 22,357,309 shares of Common Stock authorized but unissued. However, as of December 23, 1999, the Company had entered into commitments to issue (i) 7,697,877 shares of its Common Stock upon the exercise of outstanding options, (ii) 20,545,126 shares of its Common Stock upon the exercise of warrants, (iii) 6,305,111 shares of its Common Stock upon the conversion of outstanding Preferred Stock of the Company, and (iv) 800,000 shares of its Common Stock upon the conversion of outstanding Promissory Notes. Further, an additional 4,692,123 shares, under four Company stock option plans, may be issued upon the exercise of options yet to be granted. These commitments, in the aggregate, obligate the Company, on a contingent basis, to issue up to 40,040,237 shares of the Company's Common Stock, while it has only 22,557,309 shares of authorized and unissued Common Stock out of which it can satisfy such obligation.

     In addition to satisfying the Company's current commitments as described above, the Company will be required to raise additional capital to pay off current and long-term liabilities, to finance its operations and to finance the development of its subsidiary's Cymedix software products. The purpose of the proposed Amendment includes providing the Company with greater flexibility in financing such cash requirements. Currently, the Company is restricted in its financing options due to the limited amount of authorized but unissued shares of Common Stock provided for in its Articles of Incorporation. The Board of Directors has determined that the Company's Articles of Incorporation must authorize additional shares of Common Stock that may then be issued as approved by the Company's Board of Directors. The Company is currently discussing financing opportunities with one or more investment banking firms. Such discussions involve possible securities offerings that would require the reservation of up to 25,000,000 authorized but unissued shares of common stock to support such an offering. As of the date of this Proxy Statement, no agreement to do such an offering has been entered into by the Company.

     The Company's shareholders will have no appraisal rights under Colorado law with respect to the Amendment or any equity financing that the Company may undertake after its adoption. In addition, shareholders do not have any preemptive rights to participate in any future issuance of Common Stock, and therefore will suffer dilution of ownership upon such issuance. The issuance of additional shares could also have the effect of diluting the earnings per share and book value of existing shares of Common Stock. Although the authorization of the additional shares is not intended as an anti-takeover device, the additional shares could be used to dilute the stock ownership of persons seeking to gain control of the Company, which could preclude existing shareholders from taking advantage of such a situation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' APPROVAL OF THE ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION. SUCH AMENDMENT SHALL BE APPROVED IF A PLURALITY OF THE SHARES REPRESENTED AT THE SPECIAL MEETING VOTE IN FAVOR OF THE AMENDMENT.

                                  OTHER MATTERS

     Management knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is intended that the person named in the enclosed form of Proxy will vote such Proxy in accordance with his reasonable judgment.

                                     By Order of the Board of Directors
 DATED:    January 11, 2000







                                                               Exhibit A
                             ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                              MEDIX RESOURCES, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, as amended (the "Act"), Medix Resources, Inc., a corporation organized under the laws of the State of Colorado, by its President, does hereby certify as follows:

     1. The name of the Corporation is Medix Resources, Inc.

     2. The Board of Directors of said Corporation has consented to, authorized by unanimous written consent, and passed resolutions declaring that the amendment to the Articles of Incorporation contained herein is advisable and decided to present such amendment to the shareholders of the Corporation at the Special Meeting of shareholders.

     3. Upon notice given to each shareholder of record entitled to vote on such amendment to the Articles of Incorporation in accordance with the requirements of the Act, the Special Meeting of the shareholders of the Corporation was held on February 14, 2000, at which meeting holders representing a quorum were present in person or represented by proxy, and the number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by the voting group.

     4. The amendment approved was as follows:

     Section I of Article IV of the Corporation's Articles of Incorporation is amended in its entirety to read as follows:

                                   ARTICLE IV
                                  CAPITAL STOCK

     Section 1. Classes and Shares Authorized. The total number of shares of Common Stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of Common Stock, $0.001 par value per share. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is Two Million Five Hundred Thousand (2,500,000) shares of Preferred Stock, $1.00 par value per share.

     IN WITNESS WHEREOF, Medix Resources, Inc. has caused these Articles of Amendment to Articles of Incorporation to be signed by its President, effective as of the date of filing of these Articles of Amendment to Articles of Incorporation with the Secretary of State of the State of Colorado.

                              MEDIX RESOURCES, INC.


                                          By: _____________________
                                             John P. Yeros
                                             Its: President

   [Form of Proxy Card]
                              MEDIX RESOURCES, INC.
                       7100 East Belleview Ave., Suite 301

                            Englewood, Colorado 80111


                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                February 14, 2000

The undersigned hereby appoints each of John P. Yeros and David Kinsella, individually, as proxy and attorney-in-fact for the undersigned, with full power of substitution, to vote on behalf of the undersigned at the Company's Special Meeting of Shareholders to be held on February 14, 2000 and at any adjournment(s) or postponement(s) thereof, all shares of the Common Stock, $.001 par value, of the Company standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEM 1. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, in accordance with their reasonable judgment. This proxy when duly executed revokes any proxy or proxies heretofore given by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     1. To approve the proposal of the Board of Directors to amend the Articles of Incorporation to increase the authorized number of shares of common stock of the Company from 50,000,000 to 100,000,000:

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]


--------------------------------------------------------------------------------
[Reverse Side]



                                    Please sign exactly as name appears at left:

                                    Signature:_________________________________

                                    Signature (if held jointly):_______________

                                    Date: _____________________________________

When shares are held by joint tenants, both must sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in the corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.